UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LSI CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 14, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Letter to Stockholders, Proxy Statement and Annual Report on Form 10-K are available at www.lsiproxy.com.
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 30, 2008.
To request material:      Internet: www.proxyvote.com      Telephone: 1-800-579-1639      **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit control number located on the following page in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

LSI CORPORATION
1621 BARBER LANE
MILPITAS, CA 95035

LSI CORPORATION

Vote In Person
If you want to attend the meeting, bring the attached admission ticket. You will need to request a ballot to vote.
Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 13, 2008. If you are a participant in our 401(k) plan, your voting instructions must be transmitted by 11:59 P.M. Eastern Time on May 8, 2008. Have this notice in hand when you access the web site and follow the instructions.

Meeting Location
LSI Corporation will be holding its 2008 Annual Meeting of Stockholders at 9:00 a.m. PDT on May 14, 2008 at:
LSI Corporation
1621 Barber Lane
Milpitas, CA 95035

From San Jose and points South:
From Highway 880 North, exit onto Montague Expressway West. Take a right onto McCarthy Boulevard. Take a right onto Barber Lane. Follow around to parallel the freeway. LSI is on the left side — 1621 Barber Lane. Follow the signs to the designated parking area. You should enter the building using the South entrance.
From San Francisco:
Take Route 101 South to Highway 880 North. Follow the directions “From San Jose and points South” above.
From Oakland:
Take Highway 880 South and exit onto Montague Expressway West. Follow the directions “From San Jose and points South” above.
ADMISSION TICKET
LSI CORPORATION
This admission ticket admits only the named stockholder and a guest. If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL ITEMS.
1.	To elect as Directors the nominees listed below to serve for the ensuing year and until their successors are elected.
Nominees:
	01) Timothy Y. Chen	06) Arun Netravali
	02) Charles A. Haggerty	07) Matthew J. O’Rourke
	03) Richard S. Hill	08) Gregorio Reyes
	04) Michael J. Mancuso	09) Abhijit Y. Talwalkar
05) John H.F. Miner
2.	To ratify the Audit Committee’s selection of our independent registered public accounting firm for 2008.

3.	To approve our amended 2003 Equity Incentive Plan.

4.	To approve our amended Employee Stock Purchase Plan.